UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2004

Commission File Number: 333-105587

THE OLD EVANGELINE DOWNS, LLC	THE OLD EVANGELINE DOWNS CAPITAL CORP.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

LOUISIANA	DELAWARE
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

72-1280511	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

P.O. BOX 90270

LAFAYETTE, LOUISIANA 70509-0270

(337) 896-7223

(Address, including zip code, and telephone number, including area code, of principal executive offices)

TABLE OF CONTENTS

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.                           Other Events and Required FD Disclosure

On April 19, 2004, The Old Evangeline Downs, L.L.C. issued the press release attached hereto as Exhibit 99.1.

Item 7.                           Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1 – Press release issued April 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OLD EVANGELINE DOWNS, L.L.C.

By:	/s/ Natalie A. Schramm
Name: Natalie A. Schramm
Title: Chief Financial Officer (principal financial officer)

THE OLD EVANGELINE DOWNS CAPITAL CORP.

By:	/s/ Natalie A. Schramm
Name: Natalie A. Schramm
Title: Chief Financial Officer (principal financial officer)

Date: April 19, 2004

EXHIBIT INDEX

Exhibit Number
99.1 – Press release issued April 19, 2004.